UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 31, 2026

LIBERTY LIVE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-43015	33-2910829
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty Live Group Common Stock	LLYVA	The Nasdaq Stock Market LLC
Series C Liberty Live Group Common Stock	LLYVK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2026, Liberty Live Holdings, Inc. (the “Company”) announced the following management changes.

Effective October 1, 2026, Philip J. Boeckman will assume the role of Chief Legal Officer of the Company and will oversee legal functions at the Company.  Mr. Boeckman was a Partner at Cravath, Swaine & Moore LLP from 1999 to 2026. He joined the Firm’s New York office as an Associate in 1991 and relocated to its London office in 2000, where he served as Managing Partner and more recently as Co-Head of EMEA Capital Markets.  Mr. Boeckman’s corporate practice at Cravath covered public and private companies and financial institutions, advising on a wide range of cross-border capital markets, financings, mergers, acquisitions, SEC reporting, governance and investigations. He is widely recognized as one of the leading U.S. corporate lawyers in Europe and helped grow Cravath’s London office from less than 10 lawyers to more than 40 lawyers.  Mr. Boeckman graduated cum laude from Westminster College in Missouri, where he serves on the Board of Trustees and as Senior Fellow for America’s National Churchill Museum, and received his J.D. magna cum laude from the University of Missouri in Columbia. Mr. Boeckman also is the Chair of the Society of English and American Lawyers and serves on the Boards of the International Churchill Society and the Foundation for the United Nations Global Compact.

Also, effective October 1, 2026, Renee L. Wilm will transition to the role of Senior Advisor to the Company. Ms. Wilm will continue to provide strategic guidance and counsel to the Company’s leadership team while supporting key initiatives across the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2026

LIBERTY LIVE HOLDINGS, INC.

By:	/s/ Brittany A. Uthoff
Name: Brittany A. Uthoff
Title: Vice President and Assistant Secretary

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